Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 3 dated July 12, 2021

to

Prospectus dated March 31, 2021

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated March 31, 2021, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 29 of the Prospectus before you decide to invest.

About the Adviser

YieldStreet Inc., our Adviser’s parent, has approximately 295,000 members registered on its digital platform.

About the Company's Stockholders

As of July 9, 2021, there are more than 4,446 unique stockholders that have purchased our shares for an aggregate principal amount of approximately $75,500,000, with an average investment by each stockholder of approximately $17,000.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The section of the Prospectus entitled “Independent Registered Public Accounting Firm” is amended and restated as follows:

Deloitte & Touche LLP is the independent registered public accounting firm of the Company.